United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 21, 2023 (July 17, 2023)

REVELSTONE CAPITAL ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-41178	87-1511157
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14350 Myford Road

Irvine, CA 92606

(Address of principal executive offices, including zip code)

(949) 751-7518

Registrant’s telephone number, including area code:

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-half of one Redeemable Warrant	RCACU	The Nasdaq Stock Market, LLC

Class A Common Stock, par value $0.0001 per share	RCAC	The Nasdaq Stock Market, LLC

Redeemable Warrants, each whole warrant exercisable for one share of Class A Common Stock for $11.50 per share	RCACW	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

Merger Agreement

On July 17, 2023, Revelstone Capital Acquisition Corp., a Delaware corporation (“Revelstone” or “Parent”), entered into a Merger Agreement (the “Merger Agreement”) by and among Revelstone, Revelstone Capital Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Revelstone (“Merger Sub”), Set Jet, Inc., a Nevada corporation (“SET JET”) and Thomas P. Smith, as the Securityholder Representative. Pursuant to the terms of the Merger Agreement, a business combination between Revelstone and SET JET will be effected through the merger of Merger Sub with and into SET JET, with SET JET surviving the merger as a wholly owned subsidiary of Revelstone (the “Merger”). As part of the business combination, Revelstone will change its name to “Set Jet, Inc.” and continue trading on the Nasdaq Stock Market, LLC. The board of directors of Revelstone has (i) approved and declared advisable the Merger Agreement, the Additional Agreements and the transactions contemplated thereby and (ii) resolved to recommend approval of the Merger Agreement and related transactions by the stockholders of Revelstone. Capitalized terms used but not defined in this Current Report on Form 8-K shall have the respective meanings ascribed to such terms in the Merger Agreement.

The Merger is expected to be consummated after obtaining the required approval by the stockholders of Revelstone and SET JET and the satisfaction of certain other customary closing conditions.

The following description of the Merger Agreement is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K, and incorporated herein by reference.

Merger Consideration; Earnout Consideration

The total consideration to be paid at Closing (the “Merger Consideration”) or via earnout (the “Earnout Consideration”) by Revelstone to SET JET security holders will be an amount up to $145 million, subject to adjustment, based on the sum of (a) Merger Consideration paid at closing in an amount equal to $80 million (subject to adjustment based on the Debt for Borrowed Money of the Company net of the Company’s Cash and Cash Equivalents at Closing) and (b) Earnout Consideration of up to $65 million consisting of (i) up to $45 million to shareholders of SET JET pursuant to the Earnout Escrow Agreement as described below and (ii) up to $20 million to certain executive officers and directors of the Combined Company under the Retention Bonus Agreement described below. The Merger Consideration will be payable in (a) 5,703,000 shares of Class A common stock, par value $0.0001 per share, of Revelstone (“Revelstone Common Stock”) at the reference price of $10.00 per share (the “Reference Price”), subject to adjustment based on whether the Debt for Borrowed Money of the Company net of the Company’s Cash and Cash Equivalents at Closing is greater than or less than $14,970,000 and (b) 800,000 shares of Revelstone Common Stock at the Reference Price in exchange for the conversion of the Pre-PIPE Convertible Note.

Treatment of SET JET Securities

Cancellation of Securities

Each share of SET JET capital stock, if any, that is owned by Revelstone, Merger Sub, SET JET, or any of their respective subsidiaries (as treasury stock or otherwise) immediately prior to the effective time of the Merger (the “Effective Time”) will automatically be cancelled and retired without any conversion or consideration.

●	SET JET Capital Stock. Immediately prior to the Effective Time, each issued and outstanding share of SET JET’s common stock, par value $0.0001 per share (“SET JET Common Stock”) (other than any such shares of SET JET capital stock cancelled as described above and any dissenting shares) will be converted into the right to receive a number of shares of Revelstone Common Stock at the Conversion Ratio set forth in the Closing Consideration Spreadsheet with respect to such share of SET JET Common Stock.

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●	“Merger Exchange Ratio” means the quotient obtained by dividing (a) the Closing Merger Consideration Shares by (b) the Fully Diluted Company Shares.

●	“Fully Diluted Company Shares” means the sum, without duplication, of (a) all shares of SET JET Common Stock that are issued and outstanding immediately prior to the Effective Time plus (b) subject to certain exceptions described in the Merger Agreement, all shares of SET JET Common Stock issuable upon conversion, exercise or exchange of any other in-the-money securities of SET JET convertible into or exchangeable or exercisable for shares of SET JET Common Stock.

Merger Sub Securities

Each share of common stock, par value $0.0001 per share, of Merger Sub issued and outstanding immediately prior to the Effective Time will be converted into and become one newly issued share of common stock of the surviving corporation of the Merger.

Treatment of Convertible Notes

Each Converting Note that is then held and remains outstanding immediately prior to the Effective Time shall be cancelled and converted into shares of SET JET Common Stock, and such applicable shares of SET JET Common Stock shall be issued to the applicable Converting Noteholder.

The Pre-PIPE Convertible Note in the amount of $4,000,000 issued on July 17, 2023 contemporaneously with the signing of the Merger Agreement and in advance of the PIPE Financing, as described below, shall, at the Closing of the Business Combination, be cancelled and converted into the right to receive 800,000 shares of Revelstone Common Stock (the “Pre-PIPE Conversion Shares”) and a ten-year warrant to purchase 400,000 shares of Revelstone Common Stock with an exercise price of $12.50 per share (the “Pre-Pipe Conversion Warrant”). The $4 million will be paid in four monthly installments of $1 million, the first of which is due on July 31, 2023, then $1 million thereafter by monthly payments due on August 28, 2023, September 25, 2023, and October 23, 2023.

Representations and Warranties

The Merger Agreement contains customary representations and warranties of the parties thereto with respect to, among other things: (a) corporate existence and power; (b) authorization to enter into the Merger Agreement and related transactions; (c) governmental authorization; (d) non-contravention; (e) capitalization; (f) corporate records; (g) subsidiaries and minority investments as set forth in the Merger Agreement; (h) consents; (i) financial statements; (j) books and records; (k) internal accounting controls; (l) absence of certain changes; (m) properties; title to assets; (n) litigation; (o) contracts; (p) licenses and permits; (q) compliance with laws; (r) intellectual property; (s) accounts payable; affiliate loans; (t) employee matters and benefits; (u) real property; (v) tax matters; (w) environmental laws; (x) finders’ fees; (y) powers of attorney, suretyships and bank accounts; (z) directors and officers; (aa) anti-money laundering laws; (ab) insurance; (ac) related party transactions; and (ad) certain representations related to securities law and activity and not being an investment company. Revelstone has additional representations and warranties, including (a) issuance of shares; (b) capitalization; (c) trust fund; (d) listing; (e) board approval; (f) SEC documents and financial statements; (g) certain business practices; and (h) expenses, indebtedness and other liabilities, and no one is in violation of any employment agreements and the Restrictive Covenant Agreements shall have been executed Revelstone has delivered to SET JET true, correct and complete copies of each of the Subscription Agreements and the PIPE Registration Rights Agreements entered into by Revelstone with the PIPE Investors.

Covenants

The Merger Agreement includes customary covenants of the parties with respect to operation of their respective businesses prior to consummation of the Merger and efforts to satisfy conditions to consummation of the Merger. The Merger Agreement also contains additional covenants of the parties, including, among others, conduct of business, access to information, notice of certain events, keep current and timely file public filings with the SEC and otherwise comply in all material respects with applicable securities Laws, and shall use its reasonable best efforts prior to the Closing to maintain the listing of the Parent Units and the Parent Warrants on Nasdaq, cooperation in the preparation of the Form S-4 and Proxy Statement (as each such term is defined in the Merger Agreement) required to be filed in connection with the Merger and to obtain all requisite approvals of each party’s respective stockholders. The Merger Agreement also contains additional covenants pertaining to SET JET including reporting; compliance with laws; no insider trading; commercially reasonable efforts to obtain consents; SET JET Stockholder approval; provide additional financial information; within thirty (30) days the date of the Merger Agreement, SET JET shall use commercially reasonable efforts to obtain and deliver execute Lock-Up Agreements, Company Support Agreements and Voting Agreements from shareholders of SET JET in addition to those provided as the signing of the Merger Agreement; amend parent charter; there shall be no amendments to the Subscription Agreements; and certain initial stockholders of Parent shall have forfeited an aggregate of 100,000 shares of Parent Common Stock. Revelstone has also agreed to include in the Proxy Statement the recommendation of its board that its stockholders approve all of the proposals to be presented at the special meeting.

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Non-Solicitation Restrictions

SET JET has agreed that from the date of the Merger Agreement until the Closing Date or, if earlier, the valid termination of the Merger Agreement in accordance with its terms, it will not initiate, encourage or engage in any negotiations with any party relating to an Alternative Transaction, take any action intended to facilitate an Alternative Transaction or approve, recommend or enter into any agreement relating to an Alternative Transaction.

Conditions to Closing

The consummation of the Merger is conditioned upon, among other things, (i) the absence of any applicable (A) law or order, or (B) Action commenced or asserted in writing by any Authority, prohibiting or, in the case of clause (B), materially restrict the consummation of the Merger and related transactions; (ii) receipt of any consent, approval or authorization required by any Authority; (iii)  initial listing application with Nasdaq in connection with the transactions contemplated shall have been conditionally approved; (iv) approval by SET JET stockholders of the Merger and related transactions; (v) approval by Revelstone’s stockholders of the Merger and related transactions; (vi) prior to closing, and subject to stockholder approval, adoption of a management incentive equity plan; and (vii) and (viii) the Form S-4 becoming effective in accordance with the provisions of the Securities Act of 1933, as amended (“Securities Act”).

Solely with respect to Revelstone and Merger Sub, the consummation of the Merger is conditioned upon, among other things: (i) SET JET having duly performed or complied with all of its obligations under the Merger Agreement in all material respects; (ii) the representations and warranties of SET JET, being true and correct in all material respects; (iii) no event having occurred that would result in a Material Adverse Effect on SET JET or any of its subsidiaries; (iv) SET JET providing a certificate from its chief executive officer as to the accuracy of the aforementioned conditions; (v) SET JET having provided a certificate from its Secretary attaching true, correct and complete copies of its Articles of Incorporation, Bylaws, Board of Directors authorizing resolutions and a good standing; (vi) each of SET JET and the Company Securityholders and each other Person (other than Parent and the Sponsor) duly and irrevocably executing and delivering to Parent a copy of each Additional Agreement to which they are a Party; (vii) not more than 5% of the issued and outstanding shares of SET JET shall constitute Dissenting Shares; (viii) SET JET having delivered to Parent a duly executed certificate conforming to the requirements of Treasury Regulations Sections 1.897-2(h)(1)(i) and 1.1445-2(c)(3)(i) and a notice to be delivered to the United States Internal Revenue Service as required under Treasury Regulations Section 1.897-2(h)(2), (ix) SET JET having obtained and delivered to Parent each Company Consent; (x) SET JET having obtained and delivered to Parent the financial statements required to be included in the Parent SEC Documents; (xi) the cumulative Debt for Borrowed Money of the Company shall be less than or equal to $14,970,000; (xii) SET JET having obtained and delivered to Parent the written approval of the Merger by the holders of a majority of the issued and outstanding common stock of SET JET not held by directors or officers of SET JET; (xiii) SET JET having obtained and delivered to Parent duly and irrevocably executed Lock-Up Agreements, Company Support Agreements, and Voting Agreements from the holders of at least 50% of all issued and outstanding common stock of SET JET; and (xiv) SET JET shall have complied in all material respects with its obligations under the Pre-PIPE Convertible Note.

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Solely with respect to SET JET, the consummation of the Merger is conditioned upon, among other things: (i) Revelstone and Merger Sub having duly performed or complied with all of their respective obligations under the Merger Agreement in all material respects; (ii) the fundamental representations and warranties of Revelstone as set forth in the Merger Agreement that are qualified as to materiality being true in all respects and the representations and warranties as set forth in the Merger Agreement that are not so qualified, being true and correct in all material respects; (iii) no event having occurred that would result in a Material Adverse Effect on Revelstone or Merger Sub; (iv) Revelstone providing a certificate from its chief executive officer as to the accuracy of the aforementioned conditions, (iv) Revelstone, Revelstone Ventures I, LLC (the “Sponsor”), and any other security holder of Revelstone, shall have executed and delivered to SET JET each Additional Agreement to which they each are a party; (v) Revelstone and Merger Sub having each delivered certain certificates to SET JET; (vi) Revelstone having filed its Amended Parent Charter and such Amended Parent Charter being declared effective by, the Delaware Secretary of State; (vii) Revelstone having provided a certificate from its Secretary attaching true, correct and complete copies of their respective Articles of Incorporation, Bylaws, Board of Directors authorizing resolutions and a good standing; (viii) Merger Sub having provided a certificate from its Secretary attaching true, correct and complete copies of its Articles of Incorporation, Bylaws, Board of Directors authorizing resolutions and a good standing; (ix) The size and composition of the post-Closing Parent Board of Directors shall have been constituted in accordance with Section 2.8 of the Merger Agreement, and (x) Revelstone shall have complied in all material respects with the provisions of the Subscription Agreement with respect to the issuance of warrants and granting of registration rights and that the subscriber under the Subscription Agreement shall have complied in all material respects with its subscription obligation pursuant to the terms thereof.

Termination

The Merger Agreement may be terminated as follows:

(i)	by either Revelstone or SET JET, without liability to the other party, if (A) the Merger and related transactions are not consummated on or before December 21, 2023 (the “Outside Closing Date”), and (B) the material breach or violation of any representation, warranty, covenant or obligation under the Merger Agreement by the party seeking to terminate the Merger Agreement was not the cause of, or resulted in, the failure of the Closing to occur on or before the Outside Closing Date. Such right may be exercised by Revelstone or SET JET, as the case may be, giving written notice to the other at any time after the Outside Closing Date;

(ii)	by either Revelstone or SET JET if any Authority has issued any final decree, order, judgment, award, injunction, rule or consent or enacted any law, having the effect of permanently enjoining or prohibiting the consummation of the Merger;

(iii)	by either Revelstone and SET JET if, at the Parent Stockholder Meeting (including any postponements or adjournments thereof), the Parent Proposals shall fail to be approved by the affirmative vote of Parent stockholders required under Parent’s organizational documents and applicable Law;

(iv)	by mutual written consent of Revelstone and SET JET duly authorized by each of their respective boards of directors;

(v)	by either Revelstone or SET JET if, at the Revelstone Stockholder Meeting (including any postponements or adjournments thereof), the Required Proposals (as described in the Merger Agreement) shall fail to be approved by the affirmative vote of Revelstone stockholders required under Revelstone’s organizational documents and applicable Law;

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(vi)	by Revelstone, if (a) at any time after the SET JET Stockholder Written Consent Deadline, SET JET has not previously received the Stockholder Approval, or (b) SET JET shall have taken or omitted to take any action the taking or omission of which is the cause of the occurrence of a Material Adverse Effect with respect to SET JET; or

(vii)	by either Revelstone or SET JET, if the other party has breached any of its covenants or representations and warranties such that it would be impossible or would reasonably be expected to be impossible to satisfy any of its closing conditions and such breach is incapable of being cured or is not cured by the earlier of (A) the Outside Closing Date and (B) five days following receipt by the breaching party of a written notice of the breach or suffered a Material Adverse Effect which is incurable and continuing; provided that the terminating party is not then in breach of the Merger Agreement so as to prevent the satisfaction of its closing conditions.

Effect of Termination

If the Merger Agreement is terminated in accordance with its terms, the Merger Agreement will become void and of no further force and effect without liability of any party, except for liability arising out of any party’s willful breach of the Merger Agreement or intentional fraud.

Certain Related Agreements

Parent Stockholder Support Agreement

In connection with the execution of the Merger Agreement, Revelstone and certain stockholders of Revelstone entered into that certain Parent Stockholder Support Agreement dated July 17, 2023 (the “Parent Stockholder Support Agreement”) pursuant to which they agreed to vote all shares of Revelstone Common Stock beneficially owned by them, including any additional shares of Revelstone they acquire ownership of or the power to vote in favor of the Merger, and related transactions, and against any action reasonably expected to impede, delay or materially and adversely affect the Merger and related transactions.

The foregoing description of the Parent Stockholder Support Agreement is qualified in its entirety by reference to the full text of the Parent Stockholder Support Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K, and incorporated herein by reference.

Company Stockholder Support Agreement

In connection with the execution of the Merger Agreement, Revelstone and certain stockholders of SET JET entered into that certain Company Stockholder Support Agreement dated July 17, 2023 (the “Company Stockholder Support Agreement”) pursuant to which certain SET JET stockholders agreed to vote all shares of SET JET Common Stock beneficially owned by them, including any additional shares of SET JET they acquire ownership of or the power to vote in favor of the Merger, including related transactions, and against any action reasonably expected to impede, delay or materially and adversely affect the Merger and related transactions. An additional number of certain stockholders of SET JET will enter into a Company Support Agreement prior to Closing.

The foregoing description of the Company Stockholder Support Agreement is qualified in its entirety by reference to the full text of the Company Stockholder Support Agreement, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K, and incorporated herein by reference.

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Agreements to be Executed Prior to or at Closing

Earnout Escrow Agreement

In connection with the execution of the Merger Agreement, Revelstone, SET JET, the Sponsor, and Continental Stock Transfer & Trust Company will enter into an earnout escrow agreement (the “Earnout Escrow Agreement”), pursuant to which certain Earnout Recipients shall be entitled to earn, on a pro rata basis, up to an additional 4,500,000 shares of Revelstone Class A Common Stock at the Reference Price. The release of the Earnout Shares shall occur as follows:

●	3,500,000 Earnout Shares if the VWAP of Parent’s Common Stock trades above $12.50 for 20 out of 30 consecutive days within five (5) years after the Closing Date; and

●	1,000,000 Earnout Shares if the VWAP of Parent’s Common Stock trades above $15.00 for 20 out of 30 consecutive days within five (5) years after the Closing Date.

●	Upon a Change in Control within five (5) years after the Closing Date.

Retention Bonus Agreement

In addition, prior to the Closing, Revelstone will enter into a Retention Bonus Agreement with certain executive officers and directors of SET JET who will continue as officers and directors of the Combined Company (the “Retention Bonus Agreement”) pursuant to which such individuals will be granted restricted stock units that include up to 2,000,000 shares of Parent Common Stock, at the Reference Price under the Equity Incentive Plan, and will vest if, within five (5) years after the Closing Date (a) the VWAP of Parent’s Common Stock trades above $15.00 for 20 out of 30 consecutive days within five (5) years after the Closing Date or (b) a Change of Control.

The foregoing description of each of the Earnout Agreement and the Retention Bonus Agreement, is qualified in its entirety by reference to the full text of the form of Earnout Agreement and the Retention Bonus Agreement, copies of which are included as Exhibit J and Exhibit D, respectively, to the Merger Agreement, filed as Exhibit 2.1 to this Current Report on Form 8-K, and incorporated herein by reference.

Lock-Up Agreement

In connection with the execution of the Merger Agreement, Revelstone, and certain SET JET stockholders have entered into contemporaneously with the signing of the Merger Agreement, and additional SET JET stockholders will enter into, a lock-up agreement (the “Lock-Up Agreement”), pursuant to which each such SET JET stockholder will agree, subject to certain customary exceptions, not to (i) sell, offer to sell, contract or agree to sell, pledge or otherwise dispose of, directly or indirectly, any shares of Revelstone Common Stock held by them as part of the Merger Consideration, (such shares, together with any securities convertible into or exchangeable for or representing the rights to receive shares of Common Stock if any, acquired during the Lock-Up Period (as defined below), the “Lock-Up Shares”), (ii) enter into a transaction that would have the same effect, (iii) enter into any swap, hedge or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Lock-Up Shares or otherwise, or engage in any short sales or other arrangement with respect to the Lock-Up Shares or (iv) publicly announce any intention to effect any transaction specified in clause (i) or (ii) until the date that is 6 months after the Closing Date (the period from the date of the Lock-Up Agreement until such date, the “Lock-Up Period”).

The foregoing description of the Lock-Up Agreement is qualified in its entirety by reference to the full text of the form of Lock-Up Agreement, a copy of which is included as Exhibit F to the Merger Agreement, filed as Exhibit 10.3 to this Current Report on Form 8-K, and incorporated herein by reference.

Voting Agreement

In connection with the execution of the Merger Agreement, Revelstone, the Sponsor and certain holders of Revelstone Common Stock (as identified in the Voting Agreement) have entered into, contemporaneously with the signing of the Merger Agreement, and additional SET JET stockholders will enter into, a voting agreement (the “Voting Agreement”), pursuant to which such holders of Revelstone Common Stock agree to vote in favor of certain matters relating to the nomination and election of the Post-Closing Board of Directors (as described in the Voting Agreement).

The foregoing description of the Voting Agreement is qualified in its entirety by reference to the full text of the form of Voting Agreement, a copy of which is included as Exhibit I to the Merger Agreement, filed as Exhibit 2.1 to this Current Report on Form 8-K, filed as Exhibit 10.4 to this Current Report on Form 8-K, and incorporated herein by reference.

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PIPE Financing - Subscription Agreements

On July 17, 2023, contemporaneously with the signing of the Merger Agreement, SET JET and Revelstone entered into agreements with the Coleman Asset Management Group Ltd., an investment firm headquartered in London, England (the “Subscriber”), to finance SET JET and the Combined Company in the aggregate amount of $18 million. The Subscriber committed $4 million to SET JET upon execution of the Pre-Pipe Subscription Agreement and the Pre-PIPE Convertible Note; and $14 million will be issued in two tranches pursuant to the PIPE subscription agreement between the Subscriber and Revelstone, for the purchase of Class A shares of Common Stock (the “PIPE Subscription Agreement”), as described below. The equity financing as herein described is referred to as the “PIPE Financing” and includes the conversion rights issued as part of the Pre-PIPE Convertible Note.

The Pre-PIPE Convertible Note shall convert into the right to receive 800,000 shares of Class A Common Stock of the Combined Company, at the Closing of the Business Combination. In addition, the Subscriber will be issued 400,000 warrants which will be added to the number of warrants issued in connection with the PIPE Financing on the same terms and conditions as the warrant agreement, defined below.

Pursuant to the Subscription Agreement, among other things, the Subscriber will purchase shares of Class A Common Stock of the Combined Company (the “PIPE Shares”), for aggregate gross proceeds of $14 million at a purchase price of $5.00 per share, in a private placement (“PIPE Financing Amount”). The $14 million shall be paid to the Combined Company in two tranches: $7,500,000 at the Initial Closing Date (which is the date of the Closing of the Business Combination), and $6,500,000 on the Additional Closing Date, as defined below.

In addition, the Company shall issue Warrants to the Subscriber in two tranches pursuant to a warrant agreement (the “Warrant Agreement”): (i) 750,000 Warrants upon the Initial Closing Date each exercisable, for a period of 10 years from the date of the Initial Closing, for one share of Common Stock at a price of $12.50 per share and (ii) 650,000 Warrants upon the Additional Closing Date (as defined below) each exercisable for a period of 10 years from the date of the Additional Closing Date, for one share of Common Stock at a price of $12.50 per share. The Additional Closing Date shall mean the date that is within 3 business days of, the earlier of (i) the date on which the Registration Statement registering all of the Registrable Securities is declared effective by the Commission and (ii) the three month anniversary of the Initial Closing Date. The warrants issued to the Subscriber in connection with the Pre-PIPE Convertible Note shall be included in the Warrant Agreement with the warrants issued in connection with the PIPE Subscription Agreement.

The purpose of the PIPE Financing is to raise additional capital for use in connection with the Merger. The PIPE Shares will not be entitled to any redemption rights and will not be registered with the SEC. The closing of the sale of PIPE Shares will be contingent upon the substantially concurrent consummation of the Merger.

Pursuant to the PIPE Subscription Agreement, the Combined Company has agreed to file (at the Combined Company’s sole cost and expense) a registration statement registering the resale of the PIPE Shares (the “PIPE Resale Registration Statement”) within 45 days of the Closing of the Business Combination. The Combined Company will use its commercially reasonable efforts to have the PIPE Resale Registration Statement declared effective as soon as practical, but no later than the earlier of (a) ninety (90) calendar days after the filing thereof (or one hundred twenty (120) calendar days after the filing thereof if the SEC notifies the Combined Company that it will “review” the Registration Statement) and (b) ten (10) business days after the Combined Company is notified by the SEC that the Registration Statement will not be “reviewed” or will not be subject to further review.

The PIPE Subscription Agreement may be terminated if the Initial Closing has not been consummated on or before December 31, 2023.

The foregoing description of the Warrant Agreement, Pre-Pipe Subscription Agreement, PIPE Subscription Agreement and Form PIPE Resale Registration Rights Agreement is qualified in its entirety by reference to the full text of the Form of Warrant Agreement, Pre-Pipe Subscription Agreement, PIPE Subscription Agreement, and Form PIPE Resale Registration Rights Agreement, a copy of each of which is filed as Exhibits 4.1, 10.5, 10.6 and 10.7 to this Current Report on Form 8-K, and incorporated herein by reference.

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Item 3.02 Unregistered Sales of Equity Securities.

The information set forth above in Item 1.01 of this Report under the heading “PIPE Subscription Agreement” is incorporated by reference herein. The shares of Common Stock to be issued in connection with the Subscription Agreement and the transactions contemplated thereby will not be registered under the Securities Act, in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.

Item 7.01 Regulation FD Disclosure.

On July 18, 2023, Revelstone and SET JET issued a joint press release announcing the execution of the Merger Agreement. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Important Information About the Merger and Where to Find It

In connection with the proposed Merger, Revelstone intends to file a registration statement on Form S-4 with the SEC, which will include a document that serves as a prospectus and proxy statement of Revelstone, referred to as a “proxy statement/prospectus.” The preliminary and definitive proxy statements/prospectuses and other relevant documents will be sent or given to the stockholders of Revelstone as of the record date established for voting on the proposed Merger and will contain important information about the proposed Merger and related matters. Before making any voting decision, investors and security holders of Revelstone are urged to read, when available, the registration statement, the preliminary proxy statement/prospectus and any amendments thereto and, once available, the definitive proxy statement/prospectus, in connection with Revelstone’s solicitation of proxies for the meeting of stockholders to be held to approve, among other things, the proposed Merger because these documents will contain important information about Revelstone, SET JET and the proposed Merger. When available, the definitive proxy statement/prospectus will be mailed to Revelstone’s stockholders as of a record date to be established for voting on the proposed Merger. Revelstone stockholders and other interested persons will also be able to obtain copies of the proxy statement/prospectus, without charge, once available, at the SEC’s website at www.sec.gov or by directing a request to: Revelstone, at info@Revelstoneadv.com.

Participants in the Solicitation

Revelstone, SET JET and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Revelstone’s stockholders in connection with the proposed Merger. Revelstone’s stockholders and other interested persons may obtain, without charge, more detailed information regarding the directors and executive officers of Revelstone in Revelstone’s final prospectus filed with the SEC on December 16, 2021 in connection with Revelstone’s initial public offering. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Revelstone’s stockholders in connection with the proposed Merger will be set forth in the proxy statement/prospectus for the proposed Merger when available. Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed Merger will be included in the proxy statement/prospectus that Revelstone intends to file with the SEC, as described in the “Important Information About the Merger and Where to Find It” section of this Current Report on Form 8-K.

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Forward-Looking Statements

This Current Report on Form 8-K and the documents incorporated by reference herein contain certain “forward-looking statements” within the meaning of “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements can be identified by words such as “target,” “believe,” “expect,” “will,” “shall,” “may,” “anticipate,” “estimate,” “would,” “positioned,” “future,” “forecast,” “intend,” “plan,” “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Examples of forward-looking statements include, among others, statements made in this Current Report on Form 8-K regarding the proposed transactions contemplated by the Merger Agreement, including the benefits of the Merger, integration plans, expected synergies and revenue opportunities, anticipated future financial and operating performance and results, including estimates for growth, achievement of the Management and Sponsor Earnout Shares, other performance metrics, projections of market opportunity, expected management and governance of the post-business combination company and expected timing of the Merger. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, these statements are based on various assumptions, whether or not identified in this Current Report on Form 8-K and on the current expectations of Revelstone’s and SET JET’s respective management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve, and must not be relied on by any investor, as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Revelstone and SET JET. Some important factors that could cause actual results to differ materially from those in any forward-looking statements could include changes in domestic and foreign business, market, financial, political and legal conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of Revelstone’s and SET JET’s control. Actual results and outcomes may differ materially from those indicated in the forward-looking statements. Therefore, investors and security holders of Revelstone should not rely on any of these forward-looking statements.

Important factors that could cause actual results and outcomes to differ materially from those indicated in the forward-looking statements include, among others, the following: (1) the occurrence of any event, change or other circumstances that could give rise to an amendment or termination of the Merger Agreement and the proposed transaction contemplated thereby; (2) the inability to complete the transactions contemplated by the Merger Agreement due to the failure to obtain approval of the stockholders of Revelstone or SET JET or other conditions to closing in the Merger Agreement; (3) the inability to project with any certainty the amount of cash proceeds remaining in the Revelstone trust account at Closing; (4) the uncertainty relative to the cash made available to SET JET at Closing should any material redemption requests be made by the Revelstone stockholders (since the sources of cash projected in the exhibit to this Current Report on Form 8-K assume that no redemptions will be requested by Revelstone stockholders); (5) the inability of the post-business combination company to obtain or maintain the listing of its securities on Nasdaq following the Merger; (6) the amount of costs related to the Merger; (7) SET JET’s ability to yield sufficient cash proceeds from the transaction to support its short-term operations and research and development efforts since the Merger Agreement requires no minimum level of funding in the trust fund to close the transaction; (8) the outcome of any legal proceedings that may be instituted against the parties to the Merger Agreement following the announcement of the proposed Merger; (9) changes in applicable laws or regulations; (10) the ability of SET JET to meet its post-Closing financial and strategic goals due to competition, among other things; (11) the ability of the post-business combination company to grow and manage growth profitability and retain its key employees; (12) the possibility that the post-business combination company may be adversely affected by other economic, business and/or competitive factors; (13) risks relating to the successful retention of SET JET’s customers; (14) the potential impact that the COVID-19 pandemic may have on SET JET’s customers, suppliers, vendors, regulatory agencies, employees and the global economy as a whole; (15) the expected duration over which SET JET’s balances will fund its operations; and (16) other risks and uncertainties described herein, as well as those risks and uncertainties indicated in Revelstone’s final prospectus filed with the SEC on December 16, 2021 in connection with Revelstone’s initial public offering, the preliminary and definitive proxy statements/prospectuses relating to the proposed Merger to be filed by Revelstone with the SEC, particularly those under the “Risk Factors” sections therein, and in Revelstone’s other filings with the SEC. Revelstone cautions that the foregoing list of factors is not exclusive. If any of these risks materialize or Revelstone’s or SET JET’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Revelstone nor SET JET presently know, or that Revelstone and SET JET currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Revelstone and SET JET’s current expectations, plans and forecasts of future events and views as of the date hereof. Nothing in this Current Report on Form 8-K and the attachments hereto should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. Investors and security holders of Revelstone should not place undue reliance on forward-looking statements in this Current Report on Form 8-K and the attachments hereto, which speak only as of the date they are made and are qualified in their entirety by reference to the cautionary statements herein and the risk factors of Revelstone and SET JET described above. Revelstone and SET JET anticipate that subsequent events and developments will cause their assessments to change. However, while Revelstone and SET JET may elect to update these forward-looking statements at some point in the future, they each specifically disclaim any obligation to do so, except as required by law. These forward-looking statements should not be relied upon as representing Revelstone or SET JET’s assessments as of any date subsequent to the date of this Current Report on Form 8-K. Accordingly, undue reliance should not be placed upon the forward-looking statements.

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No Offer or Solicitation

This Current Report on Form 8-K shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Merger. This Current Report on Form 8-K shall also not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of any securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such other jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom.

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Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description
2.1*	Merger Agreement dated as of July 17, 2023 by and among Set Jet, Inc., Revelstone Capital Acquisition Corp., Revelstone Merger Sub, Inc. and Thomas P. Smith as the Securityholder Representative
4.1	Form of Warrant Agreement
10.1	Parent Stockholder Support Agreement dated as of July 17, 2023 by and among Revelstone Capital Acquisition Corp., SET JET Inc. and certain stockholders of Revelstone Capital Acquisition Corp.
10.2	Company Stockholder Support Agreement dated as of July 17, 2023 by and among Set Jet, Inc. and certain stockholders of Set Jet, Inc.
10.3	Form of Lockup Agreement
10.4	Form of Voting Agreement
10.5	Pre-PIPE Subsription Agreement
10.6	Subscription Agreement dated July 17, 2023
10.7	Form of PIPE Resale Registration Rights Agreement
99.1	Press Release dated July 18, 2023
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

*	Certain exhibits and schedules to this Exhibit have been omitted in accordance with Item 601(a)(5) of Regulation S-K. Revelstone agrees to furnish supplementally a copy of any omitted exhibit and schedule to the SEC upon its request.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 21, 2023

REVELSTONE CAPITAL ACQUISITION CORP.

By:	/s/ Morgan Callagy
Name:	Morgan Callagy
Title:	Co-Chief Executive Officer

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